Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events

a)
On July 15, 2020, the Company announced that The Nasdaq Stock Market had confirmed that the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2) concerning the minimum bid price of the Company’s common stock.

b)
On July 15, 2020, the Company entered into a $22,500 loan agreement with Lucid Agency Services Limited and Lucid Trustee Services Limited, as facility agent and security agent, respectively, and certain nominees of EnTrust Global (an existing third-party lender of the Company) as lenders, or the “New Entrust Loan Facility”, the proceeds of which were used for the settlement of the term loan facility provided by HCOB. The Company drew down the $22,500 on July 16, 2020.  The facility matures in July 2025 and is secured by first priority mortgages over the Gloriuship and the Geniuship, general assignments covering earnings, insurances and requisition compensation of each vessel, account pledge agreements concerning the earnings account of each vessel, share pledge agreements concerning each vessel-owning subsidiaries’ shares and relevant technical and commercial managers’ undertakings. In addition, the New Entrust Loan Facility was cross collateralized with the existing loan facility secured by the Lordship, as amended and restated on July 15, 2020. As a result, the New Entrust Loan Facility is further secured by a corporate guarantee from Lord Ocean Navigation Co., or “Lord Ocean”, being the vessel-owning subsidiary of the Lordship, a second preferred mortgage over the Lordship, second priority general assignment covering earnings, insurances and requisition compensation of the Lordship, a second priority account pledge agreement concerning the earnings account of Lord Ocean, a second priority share pledge agreement concerning Lord Ocean’s shares and second priority technical and commercial managers’ undertakings.

c)
On July 15, 2020, the Company entered into an amendment and restatement of the $24,500 loan agreement entered into on June 11, 2018 with certain nominees of EnTrust Global as lenders and Wilmington Trust, National Association as facility agent and security agent, or the “Amended and Restated Entrust Loan Facility”. Pursuant to the terms of the Amended and Restated Entrust Loan Facility (i) Wilmington Trust, National Association resigned as facility agent and security agent and Lucid Agency Services Limited and Lucid Trustee Services Limited were appointed as successor facility agent and security agent, respectively and (ii) the facility was cross-collateralized with the New Entrust Loan Facility with corporate guarantees from Sea Glorius Shipping Co. and Sea Genius Shipping Co., being the vessel-owning subsidiaries of the Gloriuship and the Geniuship respectively, second preferred mortgages and second priority general assignments covering the earnings, insurances and requisition compensation over the Gloriuship and the Geniuship, second priority account pledge agreements covering the earnings accounts of these vessels, second priority share pledge agreements concerning Sea Glorius Shipping Co.’s and Sea Genius Shipping Co.’s shares and second priority technical and commercial managers’ undertakings. The original terms and securities of the subject facility agreement were not otherwise altered by the amendment and restatement.

d)
On July 17, 2020, the Company settled the full amount of the HCOB facility through a $23,500 payment with the funds obtained from the New Entrust Loan Facility and cash on hand, following which all securities created in favour of HCOB were irrevocably and unconditionally released. The Company expects to recognize a gain of $5,556, gross of deferred financing fees, in the third quarter of 2020.